Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Loan Funding Structure LLC. This review included 1143 residential mortgage loans, in connection with the securitization identified as BRAVO 2021-HEL1 (the “Securitization”). The reviews began on February 6, 2018, and concluded on January 25, 2021.

Scope of Review

Scope	Loans Reviewed
Compliance Only Review	138
24 month Payment History Only Review	242
Compliance Review and 24 month Payment History Review	763
Total loan reviews	1143

Digital Risk performed the below servicing related reviews:

I. Pay History Review.

"Pay History Review” means that Digital Risk preformed a review of the servicing history in comparison with the delinquency string for Loan Files, which shall include the following:

1.	Scope of Review

Client delivered to Digital Risk electronic Loan level calculated delinquency string and servicing payment history for the most recent twenty-four (24) months.

Digital Risk performed a manual review of servicing payment history to validate the calculated delinquency string taking into account the following:

•	Due date at each month end;
•	Date of any payments received;
•	Payment reversals and re-applications; and
•	Due date changes resulting from Loan modifications.

Digital Risk performed a “Compliance Review,” which means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

II. Compliance Review

The Compliance Review was based on the vintage of the Loan. In general, Loans will be categorized as “TRID,” “RESPA,” or “Pre-RESPA,” to identify the primary regulatory environment for the Loan. Digital Risk also reviewed Loans for compliance with additional applicable regulations.

A.	TRID Requirements

This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). For TRID Loans, the Compliance Review will include:

1.	Loan Estimates (“LEs”)
•	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk
•	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.
•	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason for why it was used, will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.
•	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.
•	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.
2.	Closing Disclosures (“CDs”)
1.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.
2.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.
3.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date.
3.	Tolerance Testing
•	Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances.

4.	Subsequent Changes
•	Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”).
5.	Exclusions

For TRID, Digital Risk will not test:

•	Loan types that are excluded from compliance with TRID:
•	Technical formatting of disclosures.
•	Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
•	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, Whether prohibited fees were collected prior to the initial LE being issued
•	Whether any fee is a “bona fide” fee for third-party services
B.	RESPA 2010 Requirements

This section is applicable to Loans originated between January 1, 2010 and October 2, 2015, which are subject to the Real Estate Settlement Procedures Act (2010) (“RESPA 2010”), aka Regulation X (“RESPA 2010”). For RESPA 2010 Loans, the Compliance Review will include:

1.	Good Faith Estimates (“GFEs”)

Confirm the presence of the current GFE form in effect at the time of origination, and verify timely delivery of the initial GFE to the borrower (within three (3) business days of application).

Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the GFE.

2.	Revised GFEs

If the file contains a revised GFE:

a.	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances
b.	Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

3.	Final HUD-1

Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

4.	Tolerance Testing

Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirm that final HUD-1 fees are within the permitted tolerances.

Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GFE and HUD-1. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

C.	Other TILA Requirements

Digital Risk reviewed all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

1.	Truth in Lending Disclosure
•	Review the Truth in Lending Disclosure; Determine if executed by all required parties.
•	Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations, and determine if disclosure differences are within allowed tolerances.
2.	Notice of Right to Cancel (Rescission)

If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

3.	Federal Disclosures

Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

•	ARM Disclosure
•	Right to Receive Copy of Appraisal
4.	Originator License

Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

5.	Closing Documents

Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

III. Summary of Results

Final Loan Grades

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	102	$25,338,362.13	11.32%
Event Grade B	737	$71,755,772.00	81.80%
Event Grade C	41	$5,893,827.43	4.55%
Event Grade D	21	$3,146,654.06	2.33%
Total Sample	901	$106,134,615.62	100.00%

Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	102	$25,338,362.13	11.32%
Event Grade B	737	$71,755,772.00	81.80%
Event Grade C	41	$5,893,827.43	4.55%
Event Grade D	21	$3,146,654.06	2.33%
Total Sample	901	$106,134,615.62	100.00%

Event Grade Definitions

Compliance Event Grades

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.